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                                                                     Exhibit 10d

                               PUT-CALL AGREEMENT

        THIS AGREEMENT made the 17th day of April, 1997,

B E T W E E N:

               IMPARK INVESTMENTS INC.,
               a corporation existing under the laws
               of the Province of Ontario,

               (hereinafter referred to as "Investco"),

                                                              OF THE FIRST PART,
                                     - and -


               THE SHAREHOLDERS OF 3357392 CANADA
               INC. LISTED ON SCHEDULE A HERETO,

               (hereinafter referred to as the "Onex Associates")

                                                             OF THE SECOND PART,

                                     - and -

               FIRST UNION REAL ESTATE EQUITY AND MORTGAGE
               INVESTMENTS, a business trust existing under the laws of the State of Ohio,

               (hereinafter referred to as "FUR"),

                                                              OF THE THIRD PART.

                  WHEREAS pursuant to the Share Purchase Agreement (as hereinafter defined), Investco and the Onex Associates have sold to 3357392 Canada Inc. (subject to further definition below, the "Corporation") all the shares of Imperial Holdings No. 2 Inc. beneficially owned by them;

                  AND WHEREAS the Corporation has issued to Investco and the Onex Associates Class A Non-Voting Common Shares of the Corporation in partial payment of the purchase price for such shares of Imperial Holdings No. 2 Inc.;

                  AND WHEREAS the Share Purchase Agreement contemplates that FUR, Investco and the Onex Associates shall enter into an agreement providing for certain put rights in favour of



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Investco and the Onex Associates and certain call rights in favour of FUR relating to the Class A Non-Voting Common Shares of the Corporation beneficially owned by Investco and the Onex Associates;

                  NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the respective covenants, agreements, representations, warranties and indemnities of the parties hereinafter contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each party), the parties hereby agree as follows:


         1.       INTERPRETATION


1.1 DEFINED TERMS. For the purposes of this Agreement, unless the context otherwise requires, the following terms shall have the meanings set out below and grammatical variations of such terms shall have corresponding meanings:

         (1) "AFFILIATE" has the meaning given to such term in the CBCA;

         (2) "AGGREGATE PURCHASE PRICE" has the meaning given to such term in
         Section 4.3(a)(i);

         (3) "ASSOCIATE" has the meaning given to such term in the CBCA;

         (4) "BUSINESS DAY" means any day, other than Saturday or Sunday, on which banks are generally open for business in Toronto, Ontario;

         (5) "CALL NOTICE" has the meaning given to such term in Section 3.4;

         (6) "CALL RIGHT" has the meaning given to such term in Section 3.4;

         (7) "CANADIAN DOLLAR EQUIVALENT" has the meaning given to such term in the Share Purchase Agreement;

         (8) "CBCA" means the Canada Business Corporations Act, as in effect on the date hereof;

         (9) "CLASS A NON-VOTING COMMON SHARES" means the Class A Non-Voting Common Shares in the capital of the Corporation and includes any shares or other securities


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         into which such shares may be converted, exchanged, reclassified, redesignated, subdivided, consolidated or otherwise changed from time to time and any securities of any successor or continuing corporation to the Corporation into which any of the foregoing securities may be changed as a result of any amalgamation, merger, consolidation, statutory arrangement or other form of reorganization, statutory or otherwise;


         (10) "CLOSING DATE" means:

         (1) with respect to the closing of any purchase and sale of Shares hereunder upon the exercise of any Put Right (other than the Immediate Put Right) or the Call Right, the day which is the 30th day following the receipt (or deemed receipt) by FUR or Investco, as the case may be, of the applicable Put Notice or Call Notice; provided, however, that if a Delayed Closing Notice has been effectively delivered by FUR to Investco pursuant to Section 4.6 (subject to the proviso contained therein), the Closing Date shall be April 15, 2000; and provided further that if any such Put Right is exercised between 30 and 16 days (inclusive) prior to the end of any calendar quarter, the applicable Closing Date shall be the day that is five days prior to the last day of such calendar quarter; and

         (2) with respect the closing of any purchase and sale of Shares hereunder upon the exercise of the Immediate Put Right, the day specified as the closing date in the Immediate Put Notice;

         (11) "CORPORATION" means 3357392 Canada Inc. and its successors;

         (12) "DELAYED CLOSING NOTICE" has the meaning given to such term in
         Section 4.6;

         (13) "DEPOSIT AGREEMENT" means the agreement made as of the date hereof between FUR, Investco, the Onex Associates and Montreal Trust Company, as depositary, pursuant to which, among other things, certificates representing the Shares have been deposited with such depositary;

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         (14) "DEPOSITARY" means Montreal Trust Company in its capacity as depositary under the Deposit Agreement;

         (15) "ELIGIBLE SECURITIES" means bonds, debentures or other evidences of indebtedness of or fully guaranteed as to the payment of principal and interest by the full faith and credit of the Government of the United States of America or the Government of Canada, provided the same are denominated in United States dollars or Canadian dollars and have a term to maturity at the time of deposit by FUR with the Trustee or at the time of purchase by the Trustee, as the case may be, of not more than one year;


         (16) "EQUITY SHARES" means the Class A Non-Voting Common Shares, the Class B Voting Common Shares and any other shares in the capital of the Corporation which carry a residual right to participate in the earnings of the Corporation and in the property and assets of the Corporation in the event of liquidation, winding-up or dissolution;

         (17) "EVENT OF DEFAULT" means any of:

         (1) a default or breach by FUR of any of its covenants and obligations under this Agreement, the Security Trust Indenture or the Deposit Agreement arising upon or otherwise relating to the failure by FUR to
         (A) make any payment required to be made by it pursuant to any provision of this Agreement, the Security Trust Indenture or the Deposit Agreement, (B) deposit with the Trustee any Eligible Securities required to be so deposited pursuant to this Agreement or the Security Trust Indenture or (C) file any financing statement, financing change statement or any other document or to do any other act or thing necessary or advisable, in the reasonable opinion of counsel to Investco, to perfect or to maintain the perfection of the Pledge or to ensure that for so long as the Security Trust Indenture remains in effect the Pledge constitutes a first priority Security Interest in the Collateral (the terms "Pledge", "Security Interest" and "Collateral" having the respective meanings given to them in the Security Trust Indenture);

         (2) a default or breach by FUR of any of its covenants and obligations under this Agreement or the Security


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         Trust Indenture other than a default or breach described in paragraph
         (q)(i) above; or

         (3) an inaccuracy or breach in any representation and warranty made by FUR herein or in the Security Trust Indenture;

         (18) "FUMI" means First Union Management, Inc. and its successors;

         (19) "IMMEDIATE PUT EVENT" means the occurrence of any of the following:

         (1) either of the Corporation or FUR (1) taking any action for the termination, winding-up, liquidation or dissolution of the Corporation or FUR, or ceasing to carry on business, or ceasing to pay its current obligations in the ordinary course of business as they generally become due, (2) making a general assignment for the benefit of creditors or becoming insolvent or unable to meet its obligations as they generally become due, (3) filing a petition in voluntary liquidation or bankruptcy, (4) filing a petition or answer or consent seeking the reorganization of the Corporation or FUR, as the case may be, or the readjustment of any of the indebtedness of the Corporation or FUR, as the case may be, (5) commencing any case or proceeding in respect of the Corporation or FUR under applicable insolvency or bankruptcy laws now or hereafter existing (including the Companies' Creditors Arrangement Act), (6) consenting to the appointment of any receiver, receiver-manager, administrator, custodian, liquidator or trustee of all or any part of its assets or property (provided that the mere grant by the Corporation or FUR of security interests over all or part of their respective assets or property to a trustee, other than to a trustee-in-bankruptcy, in accordance with the provisions of normal course security arrangements shall not of itself constitute an Immediate Put Event), (7) taking any corporate or other organizational action for the purpose of effecting any of the foregoing, including by
         (A) convening any meeting of the Corporation or FUR for the purpose of considering any resolution for (or to petition for) its winding-up, liquidation or dissolution or (B) the passing by shareholders of the Corporation of a resolution for its winding-up or by the security holders of FUR of a resolution for its winding-up, liquidation or dissolution, or (8) being adjudicated as bankrupt or insolvent;


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         (2) if any petition for any proceedings in bankruptcy or liquidation or for the winding-up, reorganization or readjustment of indebtedness of the Corporation or FUR shall be filed, or any case or proceeding shall be commenced, under any applicable bankruptcy or insolvency laws now or hereafter existing (including the Companies' Creditors Arrangement
         Act), against the Corporation or FUR, or any receiver, receiver-manager, administrator, custodian, liquidator or trustee shall be appointed for the Corporation or FUR or for all or any part of the Corporation's or FUR's assets or property, or any order for relief or for the winding-up, dissolution or liquidation shall be entered in a proceeding with respect to the Corporation or FUR under the provisions of the United States Bankruptcy Code, the CBCA, the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) or any other applicable or similar bankruptcy or insolvency laws, in each case, as amended, and such proceeding or appointment shall not be dismissed or discharged, as the case may be, within 45 days after the filing thereof or such appointment;

         (3) the commencement by or on behalf of FUR in any court of competent jurisdiction of any action or proceeding to challenge, or the inclusion in pleadings filed by or on behalf of FUR with any court of competent jurisdiction of a request for relief that challenges, the validity of this Agreement or the Security Trust Indenture;

         (20) "IMMEDIATE PUT NOTICE" has the meaning given to such term in
         Section 3.3;

         (21) "IMMEDIATE PUT RIGHT" has the meaning given to such term in
         Section 3.3;

         (22) "INVESTCO" means, notwithstanding any prior definition in this Agreement, Impark Investments Inc. or, if Impark Investments Inc. should transfer all of its remaining Shares at any time to any Permitted Transferee in accordance with Section 6.2, it shall thereafter mean such Permitted Transferee, and it shall include any successor of Impark Investments Inc. or such Permitted Transferee;

         (23) "MANAGEMENT VENDORS" has the meaning given to such term in the Share Purchase Agreement;


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         (24) "ONEX" means Onex Corporation and its successors;

         (25) "ONEX ASSOCIATES" means , notwithstanding any prior definition in this Agreement, the shareholders of 3357392 Canada Inc. listed on Schedule A hereto or, if any such shareholder should transfer all of its remaining Shares at any time to any Permitted Transferee in accordance with Section 6.2, such Permitted Transferee shall thereafter be substituted for such shareholder as the Onex Associate, and the term "Onex Associate" shall include any successor of any such shareholder or such Permitted Transferee;

         (26) "PARTIAL PUT RIGHT" has the meaning given to such term in Section 3.1;

         (27) "PERMITTED TRANSFEREE" means:

         (1) with respect to Investco, any Affiliate of Investco, any employee, officer or director of Onex or any corporation pursuant to which any such individual participates in the management investment plan of Onex; and

         (2) with respect to the Onex Associates, in the case of any Onex Associate that is a corporation, any Affiliate or shareholder of such corporation or any corporation that is an Affiliate of Onex or, in the case of any other Onex Associate, to a corporation controlled, directly or indirectly, by such Onex Associate or Associates of such Onex Associate or any corporation that is an Affiliate of Onex;


         (28) "PERSON" means an individual, a firm, a corporation, a syndicate, a partnership, an association, a joint venture, a trust, a government or governmental agency and every other legal or business entity whatsoever;

         (29) "PURCHASE PRICE" means, with respect to any purchase and sale of Shares upon the exercise of any Put Right or the Call Right hereunder, the price per Share as set out in Schedule B applicable on the Closing Date for such purchase and sale; provided, however, that in the case of the exercise of the Immediate Put Right it shall mean the price per Share as so set out applicable on the date of

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         the delivery of the Immediate Put Notice, and further provided that (i)
         if the relevant Closing Date occurs prior to September 30, 1997, the Purchase Price shall be that set forth for September 30, 1997, (ii) if the relevant Closing Date falls between any two dates set out in Schedule B, the Purchase Price shall be calculated by dividing (A) the amount by which the Purchase Price specified for the date set out in Schedule B that next follows such Closing Date exceeds the Purchase Price specified for the immediately preceding date set out in Schedule
         B by (B) the number of days between such dates, and (C) multiplying the quotient thus obtained by the number of days from but not including such earlier date to and including the Closing Date, and (D) adding such product to the Purchase Price specified for the earlier of such dates, and (iii) if the relevant date occurs after March 31, 2002, the Purchase Price shall be that set forth for March 31, 2002;

         (30) "PUT NOTICE" means any notice given by Investco to FUR pursuant to
         Section 3.1, 3.2 or 3.3;

         (31) "PUT RIGHTS" means, collectively, the Partial Put Right, the Trigger Event Put Right and the Immediate Put Right;

         (32) "QUARTERLY REPORT" has the meaning given to such term in Section 9.1;

         (33) "SECURITY TRUST INDENTURE" means the agreement dated as of the date hereof among FUR, Investco, the Onex Associates and Montreal Trust Company of Canada;

         (34) "SHARE PURCHASE AGREEMENT" means the share purchase agreement made as of February 18, 1997, as amended to and including April 15, 1997, between FUR, Investco and the Management Vendors relating to the purchase and sale of the outstanding shares of Imperial Holdings No. 2 Inc.;

         (35) "SHARES" means the Class A Non-Voting Common Shares held as of the date hereof by Investco and the Onex Associates, as set out in Schedule A;

         (36) "TAX ACT" means the Income Tax Act (Canada), as amended from time to time;


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         (37) "TOTAL ASSET VALUE" means at any time the "value of the total assets" of FUR determined at such time within the meaning of section 856(c)(5) of the United States Internal Revenue Code, expressed in United States dollars, as certified in the most recently delivered Quarterly Report;

         (38) "TRANSFER" means, in respect of any Share, any sale, exchange, transfer, assignment, gift, pledge, encumbrance, hypothecation, alienation or other transaction, whether voluntary, involuntary or by operation of law, by which the legal or beneficial ownership of, or any security interest or other interest in, such Share passes from one person to another person, whether or not for value;

         (39) "TRIGGER EVENT" means the first to occur of any of the following:

         (1) the Total Asset Value of FUR equalling or exceeding $1.0 billion at the end of any calendar quarter ending on or after September 30, 1998;

         (2) the effective date (as determined by the enacting or issuing governmental body) on which (i) section 856(c)(5)(B) of the U.S. Internal Revenue Code of 1986, as amended, insofar as such section requires that a real estate investment trust's total assets "be limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the [REIT]", is repealed by the U.S. Congress, provided that no successor statute or U.S. Federal administrative rule is enacted or issued before or contemporaneously with such repeal, or (ii) the reference in the above-quoted language to "5%" is amended by act of the U.S. Congress or U.S. Federal administrative rule to provide for a percentage equal to or exceeding "10%";

         (3) FUMI and its Affiliates ceasing to own shares of the Corporation carrying at least 90% of the votes attaching to all the outstanding voting shares of the Corporation and 90% of the outstanding Equity Shares (in each case excluding the Shares and any shares issued to the Management Vendors or under management incentive and compensation arrangements), or FUR selling subordinated debt securities issued by the Corporation (unless at the

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         time of the sale the Total Asset Value of FUR is less than $600 million);

         (4) the giving prior to March 31, 2002 of notice by the Corporation, where such notice is required to be given under the articles of the Corporation, that it (a) intends to issue more than 1,000,000 Class B Voting Common Shares in any period of 12 consecutive months at a per share consideration of less than $1.00, (b) intends to subdivide the outstanding Class B Voting Common Shares or (c) intends to take any corporate action that would diminish or remove the limitation on liability of shareholders provided for under subsection 45(1) of the CBCA;

         (5) any event or series of events by which (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the United States Securities Exchange Act of 1934 (the "Exchange Act")) becomes, whether by means of any issuance or direct or indirect transfer of securities, merger, consolidation, liquidation, dissolution or otherwise, the "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act, except that a person shall be deemed to be a "beneficial owner" of all securities that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly through one or more intermediaries, of more than 35% of the total voting rights attaching to the then-outstanding voting securities of FUR or FUMI, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted FUR's board of trustees or FUMI's board of directors (together with any new trustees or new directors whose election by the FUR's board of trustees or FUMI's board of directors (as the case may be) or whose nomination for election by FUR's or FUMI's stockholders, as applicable, was approved by a vote of 66 2/3% of FUR's trustees or FUMI's directors (as applicable) then still in office who were either trustees or directors (as applicable) at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (other than death or disability) to constitute a majority of FUR's trustees or FUMI's directors (as applicable) then still in office;


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         (6) any Event of Default, except that (A) if such Event of Default is one described in Section 1.1(q)(ii), it shall not be deemed to give rise to a Trigger Event if it is cured within 15 business days after written notice of the same has been given to FUR, and (B) if such Event of Default is one described in Section 1.1(q)(iii), it shall not be deemed to give rise to a Trigger Event if it is cured within five business days after written notice of the same has been given to FUR;

         (7) any event of default or other circumstance under any agreement to which FUR is a party (other than this Agreement or the Security Trust Indenture) that automatically or otherwise results in an acceleration of the time for payment of any monetary obligation of FUR in an amount exceeding $5.0 million, unless the same has been remedied or waived within five business days after arising; and

         (8) the occurrence of the day that falls 30 months after the date of this Agreement;

         (40) "TRIGGER EVENT PUT NOTICE" has the meaning given to such term in
         Section 3.2;

         (41) "TRIGGER EVENT PUT RIGHT" has the meaning given to such term in
         Section 3.2; and

         (42) "TRUSTEE" means Montreal Trust Company of Canada, acting in its capacity as collateral agent under the Security Trust Indenture.

                  1.2 HEADINGS. The division of this Agreement into sections, paragraphs and clauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement and not to any particular section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto.

                  1.3 CURRENCY. Unless otherwise indicated, all dollars amounts referred to in this Agreement are expressed in United States funds.


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                  1.4 GOVERNING LAW. This Agreement shall be construed and
interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the parties hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.

                  1.5 SEVERABILITY. If any provision contained herein is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the validity of any other provision herein and each such provision is deemed to be separate and distinct.

                  1.6 ENTIRE AGREEMENT. This Agreement, the Security Trust Indenture and the Deposit Agreement constitute the entire agreement between the parties with respect to the subject matter hereof.

                  1.7 BUSINESS DAYS. Any action or payment required or permitted to be taken or made hereunder on a day that is not a business day may be taken or made on the next succeeding business day.

                  1.8 NUMBER AND GENDER. Words importing the singular number only shall include the plural and vice versa and words importing the use of any gender shall include all genders.

         2.       PUT OPTION PRICE


                  2.1 PUT OPTION PRICE. In consideration of the grant by FUR to Investco and the Onex Associates of the Put Rights and the other covenants and agreements of FUR contained in this Agreement, Investco and the Onex Associates hereby agree, in their respective pro rata shares (based on the proportion that the number of Shares held by each such party bears to the total number of Shares held by Investco and the Onex Associates), to pay to FUR Cdn. $250,000 (the "Put Option Price") and to grant to FUR the Call Right.

                  2.2 SATISFACTION OF PUT OPTION PRICE. Investco and each of the Onex Associates hereby agree to deliver to FUR, upon the execution and delivery of this Agreement by FUR, in full payment and satisfaction of the Put Option Price, one or more certified cheques or bank drafts in immediately available funds in the aggregate amount of the Put Option Price, made payable to or to the order of FUR.

         3.       PUT AND CALL RIGHTS



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                  3.1 PARTIAL PUT RIGHT. If, at the end of any calendar quarter ending on or after September 30, 1998, the Total Asset Value of FUR (as shown in any Quarterly Report) equals or exceeds $750 million for the first time after the date of this Agreement, but does not exceed $1 billion, Investco shall have the right (the "Partial Put Right"), exercisable by notice in writing delivered to FUR, the Trustee and the Depositary at any time following the quarter-end at which the Total Asset Value of FUR first equals or exceeds $750 million (without then exceeding $1 billion) until the 30th day following the delivery to Investco of the Quarterly Report relating to such quarter, to require FUR to purchase one-half (1/2), but not less than one-half (1/2), of the Shares owned by Investco and the Onex Associates as at the end of such calendar quarter at the applicable Purchase Price.

                  3.2 TRIGGER EVENT PUT RIGHT. Upon the occurrence of the Trigger Event, Investco shall have the right (the "Trigger Event Put Right"), exercisable by notice (the "Trigger Event Put Notice") in writing delivered to FUR, the Trustee and the Depositary at any time following the occurrence of the Trigger Event until the 30th day following the giving of notice by FUR to Investco of the Trigger Event, to require FUR to purchase all but not less than all of the Shares owned by Investco and the Onex Associates on the applicable Closing Date, which purchase is to be made at the applicable Purchase Price.

                  3.3 IMMEDIATE PUT RIGHT. Upon the occurrence of any Immediate Put Event, Investco shall have the right (the "Immediate Put Right"), exercisable by notice (the "Immediate Put Notice") in writing delivered to FUR at any time following the occurrence of the Immediate Put Event until the fifth day following the giving of notice by FUR to Investco of such Immediate Put Event, to require FUR to purchase all but not less than all of the Shares owned by Investco and the Onex Associates on the applicable Closing Date, which purchase is to be made at the applicable Purchase Price. A copy of the Immediate Put Notice shall be provided to the Trustee and the Depositary as soon as reasonably practicable after being given to FUR. The Immediate Put Notice shall set out the Closing Date for the purchase and sale of such Shares, which date
(i) shall not be more than 10 days, and (ii) if the Immediate Put Notice relates to one or more Immediate Put Events described in Sections 1.1(s)(i) or (ii) that relate to the Corporation but none of which relates to FUR, shall not be less than two days, following the date of delivery to FUR of the Immediate Put Notice. The due delivery of an Immediate Put Notice shall override any other Put Notice or any Call Notice theretofore or thereafter given, and the closing of the purchase and sale transaction effected

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by the giving of the Immediate Put Notice shall occur in accordance with such
Immediate Put Notice notwithstanding the giving of any Delayed Closing Notice or any other provision hereof to the contrary.

                3.4 CALL RIGHTS OF FUR. At any time during either (i) the period commencing on the date of the first anniversary of the occurrence of the Trigger Event and ending on the 30th day following such date or (ii) the period commencing on the date of the second anniversary of the occurrence of the Trigger Event and ending on the 30th day following such date, FUR shall have the right (the "Call Right"), exercisable by notice (a "Call Notice") in writing delivered to Investco at any time during either such period, to require Investco and the Onex Associates to sell all but not less than all of the Shares owned by Investco and the Onex Associates on the applicable Closing Date, which purchase is to be made at the applicable Purchase Price.

                3.5 LIMITATIONS ON EXERCISE PERIOD. Notwithstanding the periods for exercise of the Partial Put Right and the Trigger Event Put Right set out in Sections 3.1 and 3.2, the written notice by which either such Put Right is exercised may not be given during the final 15 days of any calendar quarter.

                3.6 PURCHASE AND SALE UPON EXERCISE. Upon the exercise of any Put Right or the Call Right, Investco and the Onex Associates shall sell, and FUR shall purchase, such number of Shares as are required to be so purchased and sold pursuant to the terms of this Section 3. Any such purchase and sale of Shares shall be completed on such other terms and conditions as are set out in
Section 4.

         4.       CLOSING ARRANGEMENTS



                  4.1 DEFINITIONS. In this Section 4, the term "Purchased Shares" means the Shares to be purchased from Investco and the Onex Associates by FUR pursuant to Section 3.1, 3.2, 3.3 or 3.4, and the term "Vendor" means the applicable vendor (being Investco or the relevant Onex Associate) of any such Shares.

                  4.2 PLACE AND TIME OF CLOSING.

         (1) Unless otherwise provided in this Agreement, the closing of the purchase and sale of the Purchased Shares shall take place at the offices of Fasken Campbell Godfrey at 10:00 a.m. (Toronto time) on the applicable Closing Date, or at such other place and time as FUR and Investco may mutually determine, the

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actual time of closing on such Closing Date being hereinafter referred to as the
"Time of Closing".

         (2) Notwithstanding the actual Closing Date with respect to any purchase and sale of Shares upon the exercise of the Immediate Put Right, and notwithstanding anything else contained in this Agreement, such purchase and sale shall be deemed to have taken place immediately upon the delivery of the Immediate Put Notice and the effective date of such transfer of the Shares shall for all purposes be deemed to be the date of such delivery.

                  4.3 CLOSING DELIVERIES.

         (1)               At the Time of Closing:

         (1) FUR shall pay the aggregate Purchase Price (the "Aggregate Purchase Price") for the Purchased Shares by delivery to Investco on behalf of the Vendors of a certified cheque or bank draft in immediately available Canadian funds in the amount of the Aggregate Purchase Price; and

                  (2)      each Vendor shall deliver to FUR:

(1) an acknowledgement in writing of the receipt by Investco of any payment made pursuant to Section 4.3(a)(i) and that such delivery to Investco constitutes good delivery to such Vendor of the Purchase Price for the Purchased Shares being sold by such Vendor;

(2) a representation and warranty in writing from such Vendor that the Vendor is then the registered and beneficial owner of the Purchased Shares to be sold by it at the Time of Closing, free and clear of any lien, charge, pledge, encumbrance, security interest, call, option or adverse claim, except to the extent the same exists pursuant to the provisions of this Agreement or the Deposit Agreement; and

(3) a representation and warranty in writing from such Vendor that it is not a non-resident of Canada within the meaning of the Tax Act or, in lieu thereof, (I) a certificate obtained under section 116 of the Tax Act with a "certificate limit" not less than the Purchase Price of the Purchased Shares being sold by such Vendor or (II) a direction in writing by such Vendor to FUR to withhold from such Purchase Price any amount required to be withheld under the Tax Act and any applicable provincial tax statute in respect of the sale of the Purchased Shares by such Vendor;

                  (3) at the time that each Vendor is required to deliver to FUR an acknowledgement in writing as described in Section 4.3(a)(ii)(A), Investco shall deliver to the Depositary (with an original executed copy being delivered to FUR) either:

(1) confirmation in writing that Investco has received the Aggregate Purchase Price for the Purchased Shares; or

(2) an irrevocable direction to the Depositary to the effect that the Depositary shall thereafter hold the Purchased Shares solely for and on behalf of FUR; and

                  (4) at the time that each Vendor is required to deliver to FUR an acknowledgement in writing as described in Section 4.3(a)(ii)(A), if at that time the conditions to the automatic termination of this Agreement as set out in Section 10.8(b) have been satisfied, Investco shall deliver to the Trustee (with an original executed copy being delivered to FUR) written notice to the effect that this Agreement has been terminated in accordance with its terms.

         (2) From and after the date of the delivery of such Immediate Put Notice, and even though the certificates representing the Purchased Shares may not have been delivered to FUR, the purchase and sale of the Purchased Shares shall be deemed to have been completed and all right, title, benefit and interest in and to the Purchased Shares shall be conclusively deemed to have been transferred and assigned to and become vested in FUR, in each case as at the date of the Immediate Put Event, and all right, title, benefit and interest of each Vendor or of any pledgee, transferee or other person claiming any interest therein or thereto through any Vendor shall cease, except that the Vendors shall retain a security interest in the Purchased Shares until the receipt by Investco of the full amount of the Aggregate Purchase Price.

                  4.4      TENDER PROCESS.

         (1) If any Vendor is not present or otherwise represented by counsel or a representative of Investco at the Time of Closing or is present or so represented but fails for any reason to deliver to FUR any document referred to in Section 4.3(a)(ii), FUR may deposit the portion of the Aggregate Purchase Price allocable to the Purchased Shares to be sold by such Vendor into a special account at the main branch in Toronto, Ontario of any Canadian chartered bank in the joint names of FUR and the Vendor. Forthwith after the making of such deposit, FUR shall give such Vendor written notice thereof, which notice shall specify the date of deposit, the name and address of the bank branch at which the deposit was made and the account number. Such deposit shall constitute valid payment and satisfaction of the portion of the Aggregate Purchase Price allocable to the Purchased Shares to be sold by such Vendor. If a Vendor described in the foregoing provisions of this Section 4.4(a) is a non-resident of Canada within the meaning of the Tax Act, such Vendor shall indemnify FUR for all loss, liability or expense resulting from any failure of such Vendor to deliver the documents referred to in Section 4.3(a)(ii)(C) on a timely basis. Upon presentation by the relevant Vendor to FUR of the documents referred to in
Section 4.3(a)(ii), the Vendor shall, subject to the provisions of Section 4.4(b), be entitled to be paid the monies so deposited with such bank, together with all interest accrued thereon.

         (2) If Investco fails for any reason to deliver to the Depositary either document referred to in Section 4.3(a)(iii), FUR may deposit the Aggregate Purchase Price into a special account at the main branch in Toronto, Ontario of any Canadian chartered bank in the joint names of FUR and Investco. Forthwith after the making of such deposit, FUR shall give Investco written notice thereof, which notice shall specify the date of deposit, the name and address of the bank branch at which the deposit was made and the account number. Such deposit shall constitute valid payment and satisfaction of the portion of the Aggregate Purchase Price allocable to the Purchased Shares to be sold by each Vendor. Upon delivery by Investco to the Depositary of either document referred to in Section 4.3(a)(iii), Investco and the Vendors shall, subject to the provisions of Section 4.4(a), be entitled to be paid the monies so deposited with such bank, together with all interest accrued thereon.

                  4.5      TRANSFER OF TITLE.

         (1) If the deliveries provided for in Section 4.3(a) are completed at the Time of Closing in respect of any Purchased Shares, the purchase and sale of such Purchased Shares shall be deemed to have been completed and all right, title, benefit and interest in and to such Purchased Shares shall conclusively be deemed to have been transferred and assigned to and become vested in FUR, in each case as at the Time of Closing, and all right, title, benefit and interest of the Vendor or of any pledgee, transferee or other person claiming any interest therein or thereto through the Vendor shall cease.

         (2) If, pursuant to Section 4.4, the Aggregate Purchase Price or some portion of it is deposited with a Canadian chartered bank in the joint names of FUR and either Investco or the relevant Vendor, from and after the date of such deposit, and even though the certificates representing the Purchased Shares may not have been delivered to FUR, the purchase and sale of the Purchased Shares in respect of which certain deliveries required by Section 4.3(a)(ii) and/or (iii) have not been made shall be deemed to have been completed and all right, title, benefit and interest in and to such Purchased Shares shall be conclusively deemed to have been transferred and assigned to and become vested in FUR, in each case as at the Time of Closing, and all right, title, benefit and interest of the Vendor or of any pledgee, transferee or other person claiming any interest therein or thereto through the Vendor shall cease; provided, however, that the relevant Vendor or Vendors shall be entitled to receive the Purchase Price so deposited, together with all interest accrued interest thereon, upon delivery to FUR and, if applicable, the Depositary, of the documents required to be delivered by the relevant Vendor or Vendors pursuant to Section 4.3(a)(ii) or by Investco pursuant to Section 4.3(a)(iii).


                  4.6      FUR EXTENSION RIGHT.

         (1) Notwithstanding the foregoing provisions of this Section 4 (other than Section 4.3(b)), should the Trigger Event occur on the day that falls 30 months after the date of this Agreement (without the occurrence at such time of any event or circumstance described in Section 1.1(mm)(iii), (iv), (v), (vi) or
(vii)), FUR shall have the right to elect, by notice (a "Delayed Closing Notice") in writing given to the Trustee and Investco at any time during the period commencing on the date of the receipt by FUR of a Trigger Event Put Notice and ending on the applicable Closing Date, to delay the closing until April 15, 2000; provided, however, that should any event or circumstance described in Section 1.1(mm) (iii), (iv), (v), (vi) or (vii) occur or arise after such election is made, then the completion of such purchase and sale shall be governed by Section 3 and the foregoing provisions of Section 4, and the date of the giving of the applicable Put Notice shall for the purposes thereof be deemed to be the date of the occurrence of such event or circumstance.

         (2) No Delayed Closing Notice delivered in accordance with Section 4.6(a) shall be effective unless accompanied by certified cheques or bank drafts in immediately available funds payable to Investco and each of the Onex Associates in an amount equal to Cdn. $0.03 for each Share then registered on the books of the Corporation in the name of each such party.

                  5.       REPRESENTATIONS  AND  WARRANTIES.


                  5.1 REPRESENTATIONS AND WARRANTIES RELATING TO INVESTCO AND THE ONEX ASSOCIATES. Investco and each of the Onex Associates represents and warrants to FUR in respect of itself as follows and acknowledges that FUR is relying on such representations and warranties in connection with the matters contemplated hereby:

                  (1) unless it is a natural person, it is a corporation validly existing under the laws of the Province of Ontario and has all necessary corporate power and authority to enter into this Agreement and the Deposit Agreement and to perform its obligations hereunder and thereunder;


                  (2) unless it is a natural person, all necessary corporate action has been taken to authorize it to enter into this Agreement and the Deposit Agreement and to perform its obligations hereunder and thereunder;

                  (3) the execution and delivery of this Agreement and the Deposit Agreement by it and the consummation of the transactions contemplated hereby and thereby will not, with or without the giving of notice, lapse of time or both, breach or violate any of the provisions of, constitute a default under, or conflict with or cause the acceleration of any obligation of such person under (A) any agreement to which it is a party or by which it is bound, (B) any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over such person, (C) any applicable law, statute, ordinance, regulation or rule, or (D), unless it is a natural person, its articles or by-laws or any resolution of its directors or shareholders;

                  (4) each of this Agreement and the Deposit Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation, enforceable against it by FUR in accordance with its terms;

                  (5) except as indicated in Schedule A, it is not a non-resident of Canada within the meaning of the Tax Act;

                  (6) there is no requirement for it to make any filing with, give any notice to or obtain any licence, permit, certificate, registration, authorization, consent or approval of, any government or regulatory authority nor is the consent or approval of any other third party required as a condition to the lawful consummation by it of the transactions contemplated by this Agreement or the Deposit Agreement;

                  (7) it is the registered and beneficial owner of that number of Shares as is set out opposite its name in Schedule A and it has good and marketable title thereto, free and clear of all liens, charges, pledges, encumbrances, security interests, calls, options or adverse claims except to the extent the same exists pursuant to the provisions of this Agreement or the Deposit Agreement; and

                  (8) no person (other than FUR) has any agreement, contract, lease, licence, option or instrument or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming such an agreement, contract, lease, licence, option or instrument for the purchase or the acquisition of any of the Shares held by it.


                  5.2 REPRESENTATIONS AND WARRANTIES BY FUR. FUR represents and warrants to Investco and the Onex Associates as follows and acknowledges and confirms that they are relying on such representations and warranties in connection with the transactions contemplated hereby:

                  (1) FUR is a business trust duly formed and validly existing under the laws of the State of Ohio and has all necessary power and authority to own or lease its property, to enter into this Agreement, the Security Trust Indenture and the Deposit Agreement and to perform its obligations hereunder and thereunder;

                  (2) all necessary proceedings have been taken (including, as necessary, the obtaining of any security holder approvals) by FUR to enable it to enter into this Agreement, the Security Trust Indenture and the Deposit Agreement and to perform its obligations hereunder and thereunder;

                  (3) the execution and delivery of this Agreement, the Security Trust Indenture and the Deposit Agreement by FUR and the consummation of the transactions contemplated hereby and thereby will not, with or without the giving of notice, lapse of time or both, breach or violate any of the provisions of, constitute a default under, conflict with or cause the acceleration of any obligation of FUR under (A) the Declaration of Trust, as amended, of FUR or any exercise of authority by the security holders thereunder or any resolution of the board of trustees (or any committee thereof) of FUR,
                  (B) any agreement to which FUR is a party or by which it is bound, (C) any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over FUR, or (D) any applicable law, statute, ordinance, regulation or rule;

                  (4) each of this Agreement, the Security Trust Indenture and the Deposit Agreement has been duly executed and delivered by FUR and is a legal, valid and binding obligation of FUR, enforceable against FUR by Investco and the Onex Associates in accordance with its terms;

                  (5) there is no requirement for FUR to make any filing with, give any notice to or obtain any licence, permit, certificate, registration, authorization, consent or approval of, any government or regulatory authority nor is the consent or approval of any other third party required as a condition to the lawful consummation by FUR of the transactions contemplated by this Agreement, the Security Trust Indenture or the Deposit Agreement;

                  (6) all necessary corporate action has been taken by the Corporation and its shareholders to authorize or consent to any Transfer of the Shares to FUR pursuant to an exercise of the Put Rights and the Call Rights as contemplated hereby; and

                  (7) it has delivered to and deposited with the Trustee in accordance with the terms of the Security Trust

                  Indenture Eligible Securities having an aggregate face value (calculated by reference to the Canadian Dollar Equivalent of the face value of any Eligible Securities denominated in United States dollars) at least equal to Cdn. $14,693,137.

         6.       TRANSFER RESTRICTIONS.

                  6.1 GENERAL PROHIBITION. Except as specifically permitted by this Agreement, neither Investco nor any Onex Associate shall Transfer any Shares now or hereafter held or owned beneficially by it unless the restrictions set out in this Section 6 have been waived in writing by FUR and any conditions specified in any such waiver have been satisfied. Any purported Transfer in violation of this Agreement shall be invalid and shall not be registered on the books of the Corporation or otherwise recognized for any purpose.

                  6.2 PERMITTED TRANSFERS. Investco or any Onex Associate may Transfer any Shares beneficially owned by such person to any Permitted Transferee; provided, however, that the transferor and any such Permitted Transferee shall execute and deliver to FUR an agreement in the form attached hereto as Schedule C.

                  6.3 PLEDGES. Investco or any Onex Associate may pledge or otherwise grant a security interest in any Shares now or hereafter held by it to secure any bona fide indebtedness of the pledgor to a Canadian chartered bank, a United States commercial bank or any trust company incorporated or existing under the laws of Canada or the United States or any political subdivision thereof, provided that (i) the relevant Shares remain deposited with the Depositary and subject to the provisions of the Deposit Agreement and (ii) the relevant pledgee executes and delivers to FUR a counterpart to this Agreement pursuant to which the relevant pledgee agrees (A) to be bound by the terms and conditions hereof in respect of such pledged Shares and (B) to release all rights and interests in the pledged Shares to FUR upon payment of the Purchase Price therefor in accordance with the provisions of this Agreement.

                  6.4 TRANSFER ON DEATH. The provisions of Section 6.1 shall not apply to the Transfer of any Shares from a deceased Onex Associate to his estate or to any Associate of such deceased Onex Associate, provided that (i) the estate or such Associate shall be bound by the provisions of this Agreement and
(ii) the legal representative(s) of the deceased Onex Associate (on behalf of his estate) or such Associate, as the case may be, executes and delivers a counterpart in substance having the same effect as Schedule C pursuant to which such person(s) agrees to be bound by the terms and conditions hereof in respect of such Shares.


                  6.5 OTHER PERMITTED TRANSFERS. The restrictions on Transfer contained in this Section 6 shall not apply to any Transfer of Shares by Investco or any Onex Associate to FUR or to FUMI nor shall any such restriction operate to prevent the acquisition by Investco of any Class A Non-Voting Common Shares of the Corporation held by the Management Vendors (provided that such Class A Non-Voting Common Shares shall not constitute Shares for the purposes of this Agreement). In addition, nothing herein shall prevent the acquisition by Investco and/or any or all Onex Associates of the Class A Non-Voting Common Shares held as at the date hereof by Charles Vosmik, and upon any such acquisition, such shares shall automatically become Shares for all purposes hereof.

         7.       PROTECTIVE PROVISIONS.

         (1) If and whenever at any time after the date hereof, the Corporation shall (i) subdivide or redivide the outstanding Class A Non-Voting Common Shares into a greater number of Class A Non-Voting Common Shares or (ii) consolidate, combine or reduce the outstanding Class A Non-Voting Common Shares into a lesser number of Class A Non-Voting Common Shares, then, in each such event, the Purchase Price will, on the effective date of or the record date for such event, be adjusted by multiplying the Purchase Price in effect immediately prior to such date by a fraction, of which the numerator shall be total number of Class A Non-Voting Common Shares outstanding on such date before giving effect to such event, and of which the denominator shall be the total number of Class A Non-Voting Common Shares on such date after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur.

         (2) For greater certainty, but without limitation, if at any time after the date hereof there shall occur any of the following:

                  (1) any reclassification or redesignation of the Class A Non-Voting Common Shares or any conversion, exchange or other change of Class A Non-Voting Common Shares into other shares or securities or any other capital reorganization; or

                  (2) any consolidation, amalgamation, merger, plan of arrangement or other form of reorganization involving the Corporation (other than a consolidation, amalgamation, plan of arrangement or other form of reorganization which does not result in any reclassification or redesignation of Class A Non-Voting Common Shares or conversion, exchange or other change of Class A Non-Voting Common Shares into other shares or securities), any of such events being called a "Capital Reorganization", the Aggregate Purchase Price that FUR shall be required to pay to Investco and the Onex Associates who thereafter sell any Shares hereunder to FUR shall be the Aggregate Purchase Price for the Shares (or the predecessor securities of the Shares) which would otherwise have been paid by FUR to Investco or the relevant Onex Associate if such Capital Reorganization had not occurred.


         (3) Upon the occurrence of any such Capital Reorganization, the parties hereto shall enter into an agreement supplemental hereto which shall provide for the amendment of this Agreement on such terms and conditions as may be necessary to protect the rights of FUR, Investco and the Onex Associates hereunder.

         8.       RECOURSE.

                  In addition to the rights of Investco and the Onex Associates pursuant to the Security Trust Indenture, upon the occurrence of any Event of Default, Investco and the Onex Associates shall have recourse in executing any judgment against FUR to all the property and assets of FUR other than the following:

                  (1) property directly or indirectly acquired by the Corporation on the date hereof in connection with the closing of the transactions contemplated by the Share Purchase Agreement, including without limitation the Real Property (as defined in the Share Purchase Agreement);

                  (2) property, the fair market value of which is wholly or partly attributable to the property referred to in (a);

                  (3) property, the fair market value of which is determinable primarily by reference to the fair market value of, or any proceeds of disposition of, the property referred to in (a);

                  (4) an interest in, or indebtedness of, any corporation, partnership, trust or other person that directly capitalizes the Corporation in whole or in part; and

                  (5) substitutions for any property, interest or indebtedness referred to in paragraphs (a), (b), (c) or (d) above or this paragraph (e);

provided that in no event shall recourse not be available to those assets subject to the Security Trust Indenture.

         9.       ADDITIONAL COVENANTS.
                  ---------------------

                  9.1 QUARTERLY REPORTS. FUR shall deliver to Investco as soon as practicable following the end of each calendar quarter (but in any event not more than 45 days thereafter), a report (a "Quarterly Report") certified by any two senior officers of FUR setting out the Total Asset Value for FUR and accompanied by all supporting calculations and further information as may be reasonably necessary to permit Investco to verify the Total Asset Value as set out therein.

                  9.2      REQUIRED NOTIFICATIONS AND COOPERATION.

                  (1) FUR shall deliver to Investco written notice of the occurrence of the Trigger Event or Immediate Put Event as soon as reasonably practicable thereafter. Such notice shall contain a brief description of the event or circumstance giving rise to such Trigger Event or Immediate Put Event and shall set out the date of such occurrence. Upon any written request by Investco, FUR shall provide to Investco any additional information as may be reasonably necessary to permit Investco to verify the occurrence of such event.

                  (2) Investco shall have the right at any time and from time to time to require by notice in writing delivered to FUR that FUR provide or cause to be provided to it such information relating to FUR, FUMI or the Corporation as may be reasonably necessary to permit Investco to assess the likelihood of the prospective occurrence of an Immediate Put Event or a Trigger Event or to verify that such an event has occurred.

                  9.3 EXERCISE OF CLASS VOTING RIGHTS. FUR hereby covenants and agrees that it shall not, and that it shall not permit any of its Affiliates to, exercise any class voting rights attaching to or associated with any Shares held by them until the earlier of March 31, 2002 and the date on which Investco and the Onex Associates cease to hold any Shares.

         9.4 REGULATORY FEES. At any time the Corporation ceases to be a "private company" (as defined in the Securities Act (Ontario)), FUR shall pay any and all fees charged by any securities regulatory authority in connection with any purchase by FUR of Shares hereunder.

         9.5 DEPOSIT OF ADDITIONAL ELIGIBLE SECURITIES.

         (1) On October 7, 1997, FUR shall deliver to and deposit with the Trustee, to be held by the Trustee in accordance with the Security Trust Indenture, Eligible Securities having an aggregate cost (not including commissions, fees and expenses of acquisition) at least equal to the increase between (i) Cdn. $14,693,137 and (ii) the Aggregate Purchase Price as at September 30, 1997 for all of the Shares then held by Investco and the Onex Associates. On the 15th day of the month following the end of every sixth calendar month following September 30, 1997, FUR shall deliver to and deposit with the Trustee, to be held by the Trustee in accordance with the Security Trust Indenture, Eligible Securities having an aggregate cost (not including commissions, fees and expenses of acquisition) at least equal to the increase between the Aggregate Purchase Price of all of the Shares held by Investco and the Onex Associates as at the end of the preceding six-month period (or since September 30, 1997 with respect to the first such period) and as at the end of such six-month period.

         (2) In the event that as at September 30, 1997 the sum in Canadian dollars (using the Canadian Dollar Equivalent at that date of any Eligible Securities denominated and any costs incurred in United States dollars) (the "Six Month End Value") of (i) the aggregate value of all Eligible Securities then held by the Trustee under the Security Trust Indenture, and (ii) the aggregate cost of the additional Eligible Securities to be deposited by FUR on or before October 15, 1997 pursuant to Section 9.5(a), is less than the Aggregate Purchase Price as at September 30, 1997 of all of the Shares then held by Investco and the Onex Associates as a result of the diminution of the Canadian Dollar Equivalent (calculated as at September 30, 1997) value of any Eligible Securities then held by the Trustee that are denominated in United States dollars, then FUR shall, on or before October 15, 1997, deliver to and deposit with the Trustee, to be held by the Trustee in accordance with the Security Trust Indenture, Eligible Securities having an aggregate cost (not including commissions, fees and expenses of acquisition) at least equal to the difference between the Six Month End Value as at September 30, 1997 and the Aggregate Purchase Price as at that date. A similar calculation shall be performed as at the end of every sixth calender month following September 30, 1997 and if the Six Month End Value as at any such date is less than the Aggregate Purchase Price as at such date of all of the Shares then held by Investco and the Onex Associates as a result of the diminution of the Canadian Dollar Equivalent (calculated as at such date) value of any Eligible Securities then held by the Trustee that are denominated in United States dollars, then FUR shall, on or before the 15th day of the month following such date, deliver to and deposit with the Trustee, to be held by the Trustee in accordance with the Security Trust Indenture, Eligible Securities having an aggregate cost (not including commissions, fees and expenses of acquisition) at least equal to the difference between the Six Month End Value as at such date and the Aggregate Purchase Price as at such date. If FUR shall hedge the foreign exchange risk relating to the deposit with the Trustee of Eligible Securities denominated other than in Canadian dollars in a manner other than as set forth in this Section 9.5(b) but with similar effect, then it may request Investco's consent to the waiver of the provisions of this Section 9.5(b), which consent is not to be unreasonably withheld.

          9.6 CONFIDENTIALITY. Investco and the Onex Associates shall treat all information received in their capacity as shareholders of the Corporation or pursuant to the provisions of this Agreement (including without limitation any financial statements of the Corporation and any information provided by FUR pursuant to Sections 9.1 and 9.2) as confidential and shall not use or disclose to any person (other than its directors, officers, agents, employees or representatives and those of Onex (collectively, the "Representatives") who have a need to know it), or permit any of its Representatives to use or disclose to any person, directly or indirectly, any such information at any time hereafter, provided however that nothing in this Section 9.6 shall preclude Investco, Onex or any Onex Associate or Representative from using or disclosing any such information (i) if such information is available to the public or in the public domain at the time of such disclosure or use, without breach of this Agreement,
(ii) if disclosure is required to be made by any law, regulation, governmental body or authority or stock exchange or dealer quotation system on which securities of Investco or any of its Affiliates or any Onex Associate are listed or quoted or by court order, or (iii) if disclosure is made to a court which is determining the rights of the parties under this Agreement or if use or disclosure otherwise may be reasonably necessary in connection with the rights, remedies, obligations and liabilities of Investco or the Onex Associates under this Agreement or any other agreement contemplated hereby or in connection with any budgeting or treasury planning function of Investco, Onex or their Affiliates or any valuation of the Shares for the corporate purposes of Investco, Onex or their Affiliates. Investco and each Onex Associate acknowledges and agrees that the obligations under this Section 9.6 are to remain in effect in perpetuity.


         10.      MISCELLANEOUS

                  10.1 AUTHORITY OF INVESTCO. Each of the Onex Associates hereby irrevocably appoints Investco as such person's agent and attorney for the purpose of executing and delivering any amendment, waiver, notice, direction, receipt or other document or taking any other action required or permitted to be taken by or on behalf of the Onex Associates pursuant to this Agreement or in connection with the transactions contemplated hereby, including, without limitation, for the purpose of giving any Put Notice and the exercise of any of the rights granted to the Onex Associates pursuant to Sections 3.1, 3.2 and 3.3. Any such amendment, waiver, notice, direction, receipt or other document or any such other action shall be deemed to have been effectively given or taken on behalf of the Onex Associates and shall be binding upon each of the Onex Associates as if each of them had executed and delivered such document or taken such other action, as the case may be. Without limiting the generality of the foregoing, each Onex Associate appoints Investco or its agent to receive such Onex Associate's pro rata share of the Aggregate Purchase Price pursuant to
Section 4.3(a)(i) and to deliver the confirmation or direction to the Depositary contemplated by Section 4.3(a)(iii).

                  10.2 CORPORATE CONSENTS TO TRANSFERS. No party shall exercise any rights as a shareholder of the Corporation to revoke, override, restrict, limit or qualify any corporate or shareholder authorization or consent that has been given on or prior to the date hereof in respect of any Transfer of Shares contemplated hereby, and each party shall exercise its best efforts to ensure that no such revocation, override, restriction, limitation or qualification is effected. In addition, FUR shall exercise its best efforts to secure any corporate or shareholder authorization or consent necessary in connection with any Transfer of Shares made in accordance with the provisions hereof.

                  10.3 IMPLEMENTATION. Each of the parties hereto agrees to execute and deliver all such instruments and other documents, to exercise all voting rights attaching to the outstanding shares of the Corporation and to do all such other acts and things as may be necessary or advisable from time to time to give effect fully to the provisions and intent of this Agreement.

                  10.4 NOTICES.

                  (1) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in person or transmitted by telecopy or similar means of recorded electronic communication, addressed as follows:

                  (1)      If to Investco or to
                           the Onex Associates:             c/o Onex Corporation
                                                            161 Bay Street
                                                            49th Floor, P.O. Box 700
                                                            Toronto, Ontario
                                                            M5J 2S1

                                                            Attention:  Mark L. Hilson or
                                                                        Anthony Munk

                                                            Fax:        (416) 362-5765


                  (2)    If to FUR:                         First  Union  Real
                                                            Estate Equity and Mortgage Investments
                                                            55 Public Square
                                                            Suite 1910
                                                            Cleveland, Ohio 44113-1937

                                                            Attention: Senior Vice President,
                                                                       General Counsel and Secretary

                                                            Fax:       (216) 781-7364



                         with copies to:                    Fasken Campbell Godfrey
                                                            Box 20, Suite 3700
                                                            Toronto Dominion Bank Tower
                                                            Toronto-Dominion Centre
                                                            Toronto, Ontario
                                                            M5K 1N6

                                                            Attention: Walter J. Palmer

                                                            Fax:       (416) 364-7813

                                                              Mayer, Brown & Platt
                                                              190 South LaSalle Street
                                                              Chicago, Illinois 60603-3441

                                                              Attention: J. Trent Anderson

                                                              Fax:       (312) 706-8101

                  (2) any such notice or other communication so delivered or transmitted shall be deemed to have been given and received on the day on which it was delivered personally or by reputable overnight courier or transmitted by facsimile (or, if such day is not a business day, on the next following business day); and

                  (3) any party may at any time change its address for service from time to time by giving notice to the other parties in accordance with this Section 10.4, provided that in no event shall the address for service to any Onex Associate be different that the address for service to Investco.

                  10.5 ASSIGNMENT AND ENFORCEABILITY. This Agreement shall be binding upon and enforceable by the parties and their respective successors and permitted assigns. No party may assign any of its rights or benefits under this Agreement, or delegate any of its duties or obligations under this Agreement, to any person except as expressly permitted hereby. Investco and the Onex Associates may assign all or any part of their rights under this Agreement to any Permitted Transferee to which any of their respective Shares are Transferred in accordance with Section 6, provided that such Permitted Transferee complies with the requirements of Section 6.

                  10.6 TIME OF THE ESSENCE. Time shall be of the essence of this Agreement.

                  10.7 AMENDMENTS AND WAIVER. This Agreement may be amended by instrument in writing executed by FUR and Investco and not in any other manner. The waiver of any covenant or agreement made in favour of any party may be effected only by instrument in writing executed by such party (or by Investco if such party is an Onex Associate), and no failure to exercise any right or remedy or any delay in doing so, and no partial exercise of any such right or remedy shall be construed as a waiver thereof, and no waiver in any one instance shall be construed as a waiver in any subsequent or other instance unless the instrument in writing effecting the same expressly so provides.


                  10.8 TERMINATION. This Agreement shall terminate only (a) by agreement in writing made by Investco and FUR or (b) automatically at such time (but without prejudice to the rights of the parties relating to any defaults hereunder existing at such time) as all of the Shares at any time held by Investco or the Onex Associates shall have been purchased by FUR pursuant to one or more exercises of the Put Rights and/or the Call Rights and the Aggregate Purchase Price in respect of all such Shares shall have been paid and satisfied in full as provided for herein, including, without limitation, in Section 4.4 hereof.

                  10.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument. Delivery of this Agreement may be effected by facsimile transmission.

                  10.10 RESTRICTION ON LIABILITY. Notwithstanding anything herein to the contrary contained, this Agreement is made and executed on behalf of FUR, a business trust organized under the laws of the State of Ohio, by its officers on behalf of the trustees thereof, and none of the trustees or any additional or successor trustee hereafter appointed, or any beneficiary, officer, employee or agent of FUR shall have any liability in his personal or individual capacity but instead, all parties shall, subject to the provisions of
Section 8, look solely to the property and assets of FUR for satisfaction of claims of any nature arising under or in connection with this Agreement.


         IN WITNESS WHEREOF this Agreement has been executed by the parties.

IMPARK INVESTMENTS INC.                                       FIRST UNION REAL ESTATE EQUITY AND MORTGAGE
                                                              INVESTMENTS
by /s/ Authorized Signer
   ______________________________
                                                              by /s/ Authorized Signer
                                                                 ______________________________

                                                              _________________________________


1170821 ONTARIO INC.                                          1170809 ONTARIO INC.

by /s/ Authorized Signer                                      by /s/ Authorized Signer
   ______________________________                                ______________________________


1170810 ONTARIO INC.                                          1170812 ONTARIO INC.

by /s/ Authorized Signer                                      by /s/ Authorized Signer
   ______________________________                                ______________________________


1170697 ONTARIO INC.                                          1170819 ONTARIO INC.

by /s/ Authorized Signer                                      by /s/ Authorized Signer
   ______________________________                                ______________________________


1170698 ONTARIO INC.

by /s/ Authorized Signer
   ______________________________

SIGNED, SEALED AND DELIVERED                             )

                  the presence of                        )
                                                         )        /s/ Authorized Signer
                                                         )        ___________________________________
                                                         )        Anthony R. Melman
                                                         )
                                                         )        /s/ Ewout R. Heersink
                                                         )        ___________________________________
                                                         )        Ewout R. Heersink
                                                         )
                                                         )        /s/ Anthony Munk
                                                         )        ___________________________________
                                                         )        Anthony Munk
                                                         )
                                                         )        /s/ Mark L. Hilson
                                                         )        ___________________________________
                                                         )        Mark L. Hilson
                                                         )
                                                         )        /s/ Thomas P. Dea
                                                         )        ___________________________________
                                                         )        Thomas P. Dea
                                                         )
                                                         )        /s/ Andrew J. Sheiner
                                                         )        ___________________________________
                                                         )        Andrew J. Sheiner
                                                         )
                                                         )        /s/ Donald W. Lewtas
                                                         )        ___________________________________
                                                         )        Donald W. Lewtas
                                                         )
                                                         )        /s/ Eric J. Rosen
                                                         )        ___________________________________
                                                         )        Eric J. Rosen
                                                         )

                                   SCHEDULE A

ONEX ASSOCIATES THAT ARE
SHAREHOLDERS OF 3357392 CANADA INC.                      CLASS A NON-VOTING COMMON SHARES HELD
-----------------------------------                      -------------------------------------
1170821 Ontario Inc.                                                       52,243
1170809 Ontario Inc.                                                       43,993
1170810 Ontario Inc.                                                       49,491
1170812 Ontario Inc.                                                       49,491
1170697 Ontario Inc.                                                        8,250
1170819 Ontario Inc.                                                        8,250
1170698 Ontario Inc.                                                       13,735
Anthony R. Melman                                                          78,255
Ewout R. Heersink                                                          65,899
Anthony Munk                                                               74,138
Mark L. Hilson                                                             74,138
Thomas P. Dea                                                              12,356
Andrew J. Sheiner                                                          12,356
Donald W. Lewtas                                                           20,606
Eric J. Rosen                                                             123,629

CLASS A NON-VOTING COMMON SHARES HELD BY INVESTCO:                     14,006,307

                                   SCHEDULE B


          DATE OF CLOSING OF
          PUT/CALL TRANSACTION                                                         PURCHASE PRICE
----------------------------------------------------------------------------------------------------------------
September 30, 1997                                                                            Cdn. $1.00 x 1.04
----------------------------------------------------------------------------------------------------------------
March 31, 1998                                                                 September 30, 1997 Price x 1.045
----------------------------------------------------------------------------------------------------------------
September 30, 1998                                                                  March 31, 1998 Price x 1.05
----------------------------------------------------------------------------------------------------------------
March 31, 1999                                                                 September 30, 1998 Price x 1.055
----------------------------------------------------------------------------------------------------------------
September 30, 1999                                                                  March 31, 1999 Price x 1.06
----------------------------------------------------------------------------------------------------------------
March 31, 2000                                                                 September 30, 1999 Price x 1.065
----------------------------------------------------------------------------------------------------------------
September 30, 2000                                                                  March 31, 2000 Price x 1.07
----------------------------------------------------------------------------------------------------------------
March 31, 2001                                                                 September 30, 2000 Price x 1.075
----------------------------------------------------------------------------------------------------------------
September 30, 2001                                                                  March 31, 2001 Price x 1.08
----------------------------------------------------------------------------------------------------------------
March 31, 2002                                                                 September 30, 2001 Price x 1.085
----------------------------------------------------------------------------------------------------------------

                                   SCHEDULE C

                  NOTICE OF TRANSFER AND INSTRUMENT OF ADHESION
                  ---------------------------------------------


TO:      FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS ("FUR")

AND TO:  THE OTHER PARTIES TO THE PUT-CALL AGREEMENT (as defined below)

                  REFERENCE is made to the put-call agreement made the 15th day of April, 1997 between Impark Investments Inc., FUR and certain other parties (the "Put-Call Agreement"). Capitalized terms used herein without being otherwise defined, and that are defined in the Put-Call Agreement, shall have the respective meanings herein as are ascribed thereto in the Put-Call Agreement.

                  WHEREAS the undersigned _______________________________ (the
"Transferor") is a party to the Put-Call Agreement;

                  AND WHEREAS the Transferor intends to transfer to the undersigned _______________________________ (the "Transferee") ________ Class A
Non-Voting Common Shares (the "Transferred Shares") in the capital of the Corporation;

                  NOW THEREFORE, in consideration of the premises, the undersigned hereby agree as follows:

1. The Transferor and the Transferee jointly and severally represent and warrant that the Transferee is a Permitted Transferee of the Transferor.

2. The Transferee agrees in favour of FUR and all other present and future holders of Shares to be bound by the provisions of the Put-Call Agreement and the Deposit Agreement, including, without limitation, all amendments, supplements and additions thereto, deletions therefrom and restatements thereof, as if the Transferee were an original party thereto, and to deposit or leave deposited with the Depositary the certificate or certificates representing the Transferred Shares in accordance with the Deposit Agreement.

3. The Transferee represents and warrants that it is [ ] is not [ ] a NON-RESIDENT of Canada within the meaning of the Income Tax Act (Canada). If the Transferee is a non-resident of Canada as so defined, the Transferee will comply with Section 4.3(a)(ii)(C) of the Put-Call Agreement in connection with any sale to FUR of the Transferred Shares pursuant to the exercise of the Put Rights or the Call Rights.

4. The Transferee agrees that it will exercise its reasonable best efforts to maintain at all times while it remains a holder of Shares the status that has qualified it as a Permitted Transferee of the Transferor, and if during such time any event shall occur that would result in the Transferee no longer having such status, the Transferee shall as soon as reasonably practicable thereafter give written notice of such event to FUR and, if so requested in writing by FUR, shall forthwith transfer the Transferred Shares to Investco or another Onex Associate.

5. The Transferor acknowledges and agrees that, notwithstanding the transfer of the Transferred Shares to the Transferee, the Transferor shall not be released from any of its liabilities and obligations pursuant to the Put-Call Agreement.

                  DATED as of the _____________ day of ____________________,
199_.

SIGNED, SEALED AND DELIVERED           )
                  in the presence of   )
                                       ) ___________________________________
                                       ) Name of Transferor:
                                       )
                                       ) ___________________________________
                                       ) Name of Transferee: